UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2021

Fortistar Sustainable Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39939	85-2693583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Lexington Avenue White Plains, NY	10601
(Address of principal executive offices)	(Zip Code)

(914) 421-4900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FSSIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	FSSI	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FSSIW	The Nasdaq Stock Market LLC

☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 26, 2021, the following individuals were appointed to the board of directors of the Fortistar Sustainable Solutions Corp. (the “Company”): George Coyle, William D. Lese and Mark M. Little. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement under the heading “Management” and is incorporated herein by reference.

Item 5.03          Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 330,000,000 shares of common stock, including (i) 300,000,000 shares of Class A Common Stock and (ii) 30,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement under the heading “Description of Securities” and are incorporated herein by reference, except that the Company has determined not to have a classified board of directors. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01          Other Events.

On January 26, 2021, the Registration Statement on Form S-1 (File No. 333-251922) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of the Company was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on January 26, 2021, a registration statement on Form S-1 (File No. 333-252446) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On January 29, 2021, the Company consummated the IPO of 25,875,000 units (the “Units”), including the issuance of 3,375,000 Units as a result of the underwriters’ exercise in full of their over-allotment option.  Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $258,750,000.

On January 26, 2021, the Company effected a stock dividend with respect to the Company’s Class B common stock, par value $0.0001 per share, of 718,750 shares thereof, resulting in the Company’s initial stockholders holding an aggregate of 6,468,750 founder shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,175,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to FSSC Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $ $7,175,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)), (ii) they (including the shares of Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

A total of $258,750,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.  Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO and on the dates referred to below, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated January 29, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated January 29, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration and Stockholder Rights Agreement, dated January 29, 2021, among the Company, the Sponsor and other parties thereto.

•	A Private Placement Warrants Purchase Agreement, dated January 26, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated January 26, 2021, between the Company and the Sponsor.

•	Letter Agreements, dated January 29, 2021, between the Company and each of its officers and directors, and the Sponsor.

•	Indemnity Agreements, dated January 29, 2021, between the Company and each of its officers and directors.

On January 26, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated January 29, 2021, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated January 29, 2021, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration and Stockholder Rights Agreement, dated January 29, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.3	Private Placement Warrants Purchase Agreement, dated January 26, 2021, between the Company and the Sponsor.
10.4	Administrative Services Agreement, dated January 26, 2021, between the Company and the Sponsor.
10.5	Form of Letter Agreements, dated January 29, 2021, between the Company and each of its officers and directors, and the Sponsor.
10.6	Form of Indemnity Agreements, dated January 29, 2021, between the Company and each of its officers and directors.
99.1	Press Release, dated January 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortistar Sustainable Solutions Corp.

Date: February 1, 2021	By:	/s/ Nadeem Nisar
	Name:	Nadeem Nisar
	Title:	Chief Executive Officer and Director